Exhibit 10.1

CONSENT

June 23, 2009

To the Lenders under the Credit Agreement referenced below

Re:	Credit Agreement dated as of December 8, 2008 (as amended or modified from time to time pursuant to the terms thereof, the “Credit Agreement”) among Potlatch Corporation, a Delaware corporation and a REIT (the “Company”), Potlatch Forest Holdings, Inc., a Delaware corporation (“Potlatch Forest”), Potlatch Land & Lumber, LLC, a Delaware limited liability company and a taxable REIT subsidiary of the Company (“Potlatch Land & Lumber”; together with the Company and Potlatch Forest, the “Borrowers”), Clearwater Paper Corporation (formerly known as Potlatch Forest Products Corporation), a Delaware corporation and a former taxable REIT subsidiary of the Company which as of the date hereof is no longer a party to the Credit Agreement (“Clearwater”), PFHI Idaho Investment LLC, a Delaware limited liability company, as a guarantor, certain other Material Subsidiaries of the Borrowers from time to time party thereto as guarantors, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

Ladies and Gentlemen:

Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Company has notified the Administrative Agent that (i) Clearwater has issued $150,000,000 of senior notes and, by agreement between the Company and Clearwater, Clearwater has deposited $107 million of the net proceeds of such notes with the Trustee (as defined in the CSD Indenture (as defined below)), representing an amount sufficient to satisfy all remaining principal and interest on the Credit Sensitive Debentures through their stated maturity of December 1, 2009 and (ii) the Company has taken all such other actions as were necessary under the Indenture, dated as of April 1, 1986, between Potlatch Forest and U.S. Bank National Association, successor to The Bank of California, National Association, as trustee (as amended, restated, supplemented or modified from time to time, the “CSD Indenture”), to satisfy and discharge the CSD Indenture in accordance with the terms set forth in Section 401 thereof (the “Discharge”). The Company is requesting that the Required Lenders acknowledge and agree that, as a result of the Discharge, (i) the Credit Sensitive Debentures will no longer be considered “outstanding” for the purposes of the applicability of the Availability Reserve in Sections 2.01, 2.03(a)(i), 2.04(a), 2.05(b)(i) and 4.02(f) of the Credit Agreement and (ii) (A) the Credit Sensitive Debentures will no longer be counted as outstanding Funded Indebtedness for the purposes of calculating the Funded Indebtedness to Capitalization Ratio, (B) the Credit Sensitive Debentures will no longer be counted as outstanding Indebtedness for purposes of calculating the Collateral Coverage Ratio and (C) the interest expense associated with the Credit Sensitive Debentures following the Discharge will be excluded as Consolidated Interest Expense for the purposes of calculating the Interest Coverage Ratio.

Notwithstanding the provisions of the Credit Agreement to the contrary, the Administrative Agent and the Required Lenders hereby acknowledge and agree that (i) the Credit Sensitive Debentures will no longer be considered “outstanding” for the purposes of the applicability of the Availability Reserve in

June 23, 2009

Sections 2.01(a), 2.03(a)(i), 2.04(a), 2.05(b)(i) and 4.02(f) of the Credit Agreement and (ii) (A) the Credit Sensitive Debentures will no longer be counted as outstanding Funded Indebtedness for the purposes of calculating the Funded Indebtedness to Capitalization Ratio, (B) the Credit Sensitive Debentures will no longer be counted as outstanding Indebtedness for purposes of calculating the Collateral Coverage Ratio and (C) the interest expense associated with the Credit Sensitive Debentures following the Discharge will be excluded as Consolidated Interest Expense for the purposes of calculating the Interest Coverage Ratio.

The Loan Parties hereby represent and warrant that the CSD Indenture has been satisfied and discharged in accordance with the terms of Section 4.01 thereof and covenant and agree to provide to the Administrative Agent any documentation related thereto as reasonably requested by the Administrative Agent.

Except to the extent specifically provided to the contrary in this letter (the “Consent”), all terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, without modification or limitation. This Consent shall not operate as a consent to any action or inaction by the Loan Parties, or as a waiver of any other right, power, or remedy of any Lender or the Administrative Agent under, or any provision contained in, the Credit Agreement or any other Loan Document except as specifically provided herein. This Consent shall be governed by and construed and interpreted in accordance with the laws of the State of New York. This Consent shall constitute a Loan Document and may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by telecopy or email shall be as effective as an original. This Consent shall become effective upon the Administrative Agent’s receipt of counterparts hereof duly executed by the Loan Parties and the Required Lenders.

The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Consent, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

Each of the Borrowers party hereto acknowledges and agrees that it is a Borrower under the Credit Agreement, that it is bound by all terms of the Credit Agreement applicable to a Borrower and that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement and the Loan Documents. Each of the Guarantors party hereto acknowledges and agrees that it is a Guarantor under the Credit Agreement, that it is bound by all terms of the Credit Agreement applicable to a Guarantor and that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement and the Loan Documents.

To evidence your consent to the foregoing, please sign and return a copy of this Consent to counsel to the Administrative Agent by no later than 2:00 P.M. Pacific time, Tuesday, June 23, 2009 via facsimile to the attention of Stacy McIlvain of Moore & Van Allen PLLC at 704-339-5961.

[SIGNATURE PAGES FOLLOW]

Thank you for your time and consideration of this matter.

Very truly yours,

BORROWERS:	POTLATCH CORPORATION,
a Delaware corporation

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, Finance and CFO

POTLATCH FOREST HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, Finance and CFO

POTLATCH LAND & LUMBER, LLC,
a Delaware limited liability company

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, Finance and CFO

GUARANTORS:	PFHI IDAHO INVESTMENT LLC,
a Delaware limited liability company

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, Finance and CFO

POTLATCH TIMBERLANDS, LLC,
a Delaware limited liability company

	By:	/s/ Eric J. Cremers
	Name:	Eric J. Cremers
	Title:	Vice President, Finance and CFO

POTLATCH LAKE STATES TIMBERLANDS, LLC,
a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, Finance and CFO

POTLATCH MINNESOTA TIMBERLANDS, LLC, a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, Finance and CFO

POTLATCH WISCONSIN TIMBERLANDS, LLC, a Delaware limited liability company

By:	/s/ Eric J. Cremers
Name:	Eric J. Cremers
Title:	Vice President, Finance and CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
Name:	Anthea Del Bianco
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Michael Balok
Name:	Michael Balok
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Deborah S. Watson
Name:	Deborah S. Watson
Title:	Senior Vice President

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Casey Kinzer
Name:	Casey Kinzer
Title:	Account Manager

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	Senior Vice President/Managing Director

STERLING SAVINGS BANK

By:	/s/ Brandon Elieff
Name:	Brandon Elieff
Title:	SVP

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kevin Sullivan
Name:	Kevin Sullivan
Title:	Senior Vice President

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Assistant Vice President

CAPITAL FARM CREDIT

By:	/s/ Robert P. Abbott
Name:	Robert P. Abbott
Title:	President Corporate Lending

BADGERAND FINANCIAL

By:	/s/ Kenneth H. Rue
Name:	Kenneth H. Rue
Title:	VP - Loan Participation, Capital Markets

FARMCREDIT SERVICES OF THE MOUNTAIN PLAINS

By:	/s/ Bradley K. Leafgren
Name:	Bradley K. Leafgren
Title:	Vice President

AMERICAN AGCREDIT, PCA

By:	/s/ Vern Zander
Name:	Vern Zander
Title:	Vice President

COBANK, ACB

By:	/s/ Pete Huffine
Name:	Pete Huffine
Title:	Vice President